UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

Apollo Asset Backed Credit Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56622	93-3760466
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 42nd Floor, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement

Operating Agreement

On April 24, 2026, Apollo Asset Backed Credit Company LLC (the “Company”) entered into a Fourth Amended and Restated Operating Agreement (the “Fourth A&R Operating Agreement”) with Apollo Manager, LLC (the “Manager”), which amended and restated the Company’s Third Amended and Restated Operating Agreement, dated as of February 28, 2025. The amendment and restatement effects certain changes, including the additions of I (Acc) Shares and F-I (Acc) Shares (each of which are described further in Item 5.03 of this Current Report on Form 8-K).

The Manager is a wholly-owned subsidiary of Apollo Asset Management, Inc. (together with its subsidiaries, “Apollo”) and an affiliate of the Company.

The foregoing summary description of the Fourth A&R Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the Fourth A&R Operating Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As of April 1, 2026, Apollo Asset Backed Credit Company LLC (the “Company”) issued and sold the following unregistered shares of the Company (with the final number of shares being determined on April 24, 2026) to third party investors for cash (unless otherwise noted):

Type	Number of Shares Sold	Aggregate Consideration
Series I
A-I Shares	48,018	$1,210,000
F-I Shares	60,755	$1,540,000
F-S Shares	-	$-
P-I Shares	-	$-
P-S Shares	-	$-
E Shares	-	$-
T-I Shares	66,467	$1,700,000
T-S Shares	43,310	$1,105,000
I Shares	102,645	$2,617,745
S Shares	-	$-
Series II
A-I Shares	118,830	$3,010,000
F-I Shares(1)	344,965	$8,798,237
F-S Shares	-	$-
P-I Shares	-	$-
P-S Shares	45,374	$1,162,500
E Shares	-	$-
T-I Shares	266,367	$6,881,965
T-S Shares	214,365	$5,502,895
I Shares	607,908	$15,659,525
S Shares	349	$9,000
BD Shares	326,814	$8,432,625

(1) Includes an aggregate of 125,287 shares that were exchanged from 126,063 of Series I F-I Shares.

The offer and sale of shares above were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On April 24, 2026, the Company executed its Fifth Amended and Restated Limited Liability Company Agreement (the “Fifth A&R LLCA”), which amended and restated the Company’s Fourth Amended and Restated Limited Liability Company Agreement, dated as of February 28, 2025.

The amendment and restatement effects certain changes, including the additions of I (Acc) Shares and F-I (Acc) Shares, as described in further detail below.

I (Acc) Shares

I (Acc) Shares are being offered to select investors of the Apollo Asset Backed Credit Company LLC - Series II, a registered series of the Company (“I (Acc) Investors”) as determined in the sole discretion of the Company or the Dealer Manager.

I (Acc) Shares have equal rights and privileges with the Company’s A-I Shares, A-II Shares, BD Shares, E Shares, F-I Shares, F-I (Acc) Shares, F-S Shares, I Shares, P-I Shares, P-S Shares, S Shares, T-I Shares and T-S Shares, except that F-S Shares, P-S Shares, S Shares and T-S Shares pay a sales load, may be subject to a dealer manager fee, and pay an annual distribution fee and a shareholder servicing fee; A-I Shares, A-II Shares, BD Shares, E Shares, F-I Shares, F-I (Acc) Shares, I Shares, I (Acc) Shares, P-I Shares, and T-I Shares do not pay a sales load, dealer manager fees or distribution fees or servicing fees; and as compared to the aforementioned share types, A-I Shares, A-II Shares, E Shares, F-I Shares, F-I (Acc) Shares and F-S Shares pay a lower or no management fee, as applicable.

I (Acc) Shares will be subject to the same management fee as BD Shares, I Shares, P-I Shares, P-S Shares, S Shares, T-I Shares and T-S Shares.

Holders of the I (Acc) Shares are not entitled to nominate, remove or participate in the appointment of directors of the Company.

It is expected that shareholders that subscribe for I (Acc) Shares will, in lieu of receiving cash distributions, have the profits and losses associated with shares reflected in the Net Asset Value (defined below) per share of such type of share.

F-I (Acc) Shares

F-I (Acc) Shares are being offered to select investors of the Apollo Asset Backed Credit Company LLC - Series II, a registered series of the Company (“F-I (Acc) Investors”) as determined in the sole discretion of the Company or the Dealer Manager.

F-I (Acc) Shares have equal rights and privileges with the Company’s A-I Shares, A-II Shares, BD Shares, E Shares, F-I Shares, F-S Shares, I Shares, I (Acc) Shares, P-I Shares, P-S Shares, S Shares, T-I Shares and T-S Shares, except that F-S Shares, P-S Shares, S Shares, and T-S Shares pay a sales load, may be subject to a dealer manager fee, and pay an annual distribution fee and a shareholder servicing fee; A-I Shares, A-II Shares, BD Shares, E Shares, F-I Shares, F-I (Acc) Shares, I Shares, I (Acc) Shares, P-I Shares and T-I Shares do not pay a sales load, dealer manager fees or distribution fees or servicing fees; and as compared to the aforementioned share types, A-I Shares, A-II Shares, E Shares, F-I Shares, F-I (Acc) Shares and F-S Shares pay a lower or no management fee, as applicable.

F-I (Acc) Shares will be subject to the same management fee as F-I Shares and F-S Shares.

Holders of the F-I (Acc) Shares are not entitled to nominate, remove or participate in the appointment of directors of the Company.

It is expected that shareholders that subscribe for F-I (Acc) Shares will, in lieu of receiving cash distributions, have the profits and losses associated with shares reflected in the Net Asset Value (defined below) per share of such type of share.

The foregoing summary description of the Fifth A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the Fifth A&R LLCA, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

Net Asset Value

On April 24, 2026, the operating manager of the Company determined the net asset value (“Net Asset Value”) per share, being the price at which sales of the Company’s shares are made, of the following types of the Company’s shares as of March 31, 2026:

Type	Net Asset Value per Share
Series I
A-I Shares	$25.20
F-I Shares	$25.35
F-S Shares	$25.47
P-I Shares	$24.98
P-S Shares	$24.96
E Shares	$25.56
T-I Shares	$25.58
T-S Shares	$25.51
I Shares	$25.50
S Shares	$25.59
Series II
A-I Shares	$25.33
F-I Shares	$25.50
F-S Shares	$25.45
P-I Shares	$25.98
P-S Shares	$25.62
E Shares	$25.03
T-I Shares	$25.84
T-S Shares	$25.67
I Shares	$25.76
S Shares	$25.81
BD Shares	$25.80

As of March 31, 2026, there were no A-II Shares outstanding for Series I or Series II.

The Net Asset Value of the Company’s outstanding shares is also available on its website at https://www.apollo.com/abc, but the contents of the website are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Share Repurchase

The Company intends but is not obligated to conduct quarterly repurchases for up to 5.0% of the aggregate Net Asset Value per calendar quarter (measured collectively across both Series) of its outstanding shares (other than its V Shares) of each Series at a price based on the Net Asset Value per share as of the last business day of the quarter prior to the commencement of a share repurchase.

Repurchase transaction price per share

Type	Repurchase Transaction Price per Share
Series I
A-I Shares	$25.20
F-I Shares	$25.35
F-S Shares	$25.47
P-I Shares	$24.98
P-S Shares	$24.96
E Shares	$25.56
T-I Shares	$25.58
T-S Shares	$25.51
I Shares	$25.50
S Shares	$25.59
Series II
A-I Shares	$25.33
F-I Shares	$25.50
F-S Shares	$25.45
P-I Shares	$25.98
P-S Shares	$25.62
E Shares	$25.03
T-I Shares	$25.84
T-S Shares	$25.67
I Shares	$25.76
S Shares	$25.81
BD Shares	$25.80

• This is the price at which the Company expects to make repurchases of its applicable share types.

Repurchase request deadline - Monday, May 11, 2026

• This date is the date by which the Company must receive repurchase requests submitted by shareholders. If a repurchase request is received after 4:00 p.m. (Eastern Time) on this repurchase request deadline, such request will not be executed, subject to the limitations of the Company’s repurchase plan, until the next repurchase window.

Repurchase expected payment date - Monday, May 18, 2026

• This is the date on which the Company intends to pay shareholders for any shares accepted by the Company for repurchase.

Any share repurchases will be made in accordance with, and subject to the conditions of, the Company’s share repurchase plan and its limited liability company agreement, each as amended or amended and restated from time to time. The Company may choose to purchase fewer shares than have been requested in any particular quarter, or none at all, in its discretion at any time. A copy of the Company’s latest share repurchase plan and limited liability company agreement can be found in its periodic filings with the U.S. Securities and Exchange Commission (the “SEC”), which are accessible on its website at www.sec.gov.

Distributions

On April 24, 2026, the Company declared distributions on the following types of the Company's outstanding shares for each of Apollo Asset Backed Credit Company LLC - Series I ("Series I") and Apollo Asset Backed Credit Company LLC - Series II ("Series II"), in the amounts per share set forth below:

Distributions
Share Type	Series I	Series II
A-I Shares	$0.1011	$0.1407
F-I Shares	$0.0980	$0.1370
F-S Shares	$0.0885	$0.1200
P-I Shares	$0.1014	$0.1329
P-S Shares	$0.0961	$0.1262
E Shares	$0.1245	$0.1627
T-I Shares	$0.1035	$0.1322
T-S Shares	$0.0867	$0.1150
I Shares	$0.0969	$0.1282
S Shares	$0.0857	$0.1156
BD Shares	$-	$0.1320

The distributions for each type of share are payable to holders of record at the close of business on April 30, 2026 and will be paid on or about May 28, 2026. The distributions will be paid in cash or reinvested in shares of the Company for shareholders participating in the Company's distribution reinvestment plan.

Special Note Regarding Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “anticipate,” “believe,” “expect” and “intend” and similar words or variations thereof may indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties, including factors outside of the Company’s control. The Company’s actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” and elsewhere in the Company’s most recent publicly filed Annual Report on Form 10-K and in its other filings with the SEC. Although the Company believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. The Company assumes no duty and do not undertake to update the forward-looking statements, except as required by law.

Dealer Manager Agreement

On April 24, 2026, the Company entered into a Fourth Amended and Restated Dealer Manager Agreement (“Fourth A&R Dealer Manager Agreement”) with Apollo Global Securities, LLC (the “Dealer Manager”), an affiliate of Apollo and the Company, which amended and restated the Company’s Third Amended and Restated Dealer Manager Agreement, dated as of February 28, 2025, to account for the authorization and the additions of I (Acc) Shares and F-I (Acc) Shares (the terms of which are described further in Item 5.03 of this Current Report on Form 8-K).

Share Repurchase Plan

On April 24, 2026, the Company amended and restated the existing Third Amended and Restated Share Repurchase Plan, dated February 28, 2025 (as amended and restated, the “Fourth A&R Share Repurchase Plan”) to reflect the additions of I (Acc) Shares and F-I (Acc) Shares.

The foregoing summary description of the Fourth A&R Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the Fourth A&R Share Repurchase Plan, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Fifth Amended and Restated Limited Liability Company Agreement

4.1	Fourth Amended and Restated Share Repurchase Plan

10.1	Fourth Amended and Restated Operating Agreement

99.1	Net Asset Value as of March 31, 2026

104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ASSET BACKED CREDIT COMPANY LLC

By:	/s/ Robert Rossitto
Name:	Robert Rossitto
Title:	Chief Financial Officer

Date: April 24, 2026